Summary
Prospectus

March 1, 2013

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2013 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

National Municipal Bond Fund

Class A  ......  VNMAX

Class  Y  ......  VNMYX

VictoryMail@VCM.com
800-539-FUND

(800-539-3863)

Supplement dated March 1, 2013 to Summary Prospectus dated March 1, 2013

On February 19, 2013, KeyCorp, the parent of the Adviser and the Distributor, entered into an agreement to sell its interests in the Adviser and the Distributor to a private equity fund sponsored by Crestview Partners, a private equity firm based in New York, and to management of the Adviser and the Distributor. KeyCorp expects that the sale, which is subject to customary closing conditions, will be consummated in the third quarter of 2013. The Investment Advisory Agreement between the Adviser and the Trust, on behalf of each of the Funds, provides that the Agreement will automatically terminate upon the change of control of the Adviser.

On February 20, 2013, the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), approved a new Investment Advisory Agreement between the Adviser and the Trust, on behalf of each of its Funds, subject to approval by shareholders of each Fund, voting individually. The Board of Trustees has called a special meeting of shareholders to vote on this proposal and other related issues. The change of control of the Distributor will also result in the automatic termination of the Distribution Agreement.

On February 20, 2013, the Board of Trustees, including a majority of the Independent Trustees, approved a new Distribution Agreement, to take effect upon the sale of the Distributor. The Board of Trustees also approved a new Sub-Advisory Agreement between the Adviser and a subsidiary of KeyBank National Association, with respect to each of the National Municipal Bond Fund and the Ohio Municipal Bond Fund, subject to shareholder approval at the special meeting. The portfolio managers of those Funds will remain the same.

The Trust will file with the SEC materials describing the nature of the transaction and the actions taken by the Board of Trustees. You will receive a copy of these materials and you will be asked to consider and vote for the proposed Investment Advisory Agreement and Sub-Advisory Agreement.

The Fund is distributed by Victory Capital Advisers, Inc. ("VCA"), member FINRA and SIPC. VCA is a wholly owned subsidiary of KeyCorp. Victory Capital Management Inc., an affiliate of VCA, is the investment adviser to the Fund and receives fees from the Fund for its services.

National Municipal Bond Fund Summary

Investment Objective

The Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your investment professional and in Investing with Victory on page 22 of the Fund's Prospectus and on page 42 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2] (includes a shareholder servicing fee of 0.25%)	0.50%	0.57%
Total Annual Fund Operating Expenses	1.05%	1.12%
Fee Waiver/Expense Reimbursement	(0.06)%	(0.40)%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement[3]	0.99%	0.72%

1A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see 'Choosing a Share Class' beginning on page 26.

2Other Expenses include Acquired Fund Fees and Expenses that were less than 0.01%.

3The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding Acquired Fund Fees and Expenses, and certain other items such as interest, taxes and brokerage commissions) of Class A and Class Y shares do not exceed 0.99% and 0.72% until at least February 28, 2014 and February 28, 2017, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limit in effect at the time of recoupment or reimbursement.

National Municipal Bond Fund (continued)

Fund Fees and Expenses (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$299	$522	$762	$1,452
Class Y	$74	$230	$449	$1,206

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 70% of the average value of its portfolio.

National Municipal Bond Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in:

■  Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates;

■  Zero coupon, tax, revenue, and bond anticipation notes; and

■  Tax-exempt commercial paper.

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities issued by or on behalf of various states or municipalities, the interest on which is exempt from federal income tax. Federal income taxation includes the alternative minimum tax. The Fund will not change this policy without shareholder approval. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  Economic or political events take place in a state which make the market value of that state's obligations decline;

■  The market values of the securities acquired by the Fund decline;

■  The portfolio manager does not execute the Fund's principal investment strategies effectively;

■  Interest rates rise;

■  An issuer's credit quality is downgraded or an issuer defaults on its securities;

■  The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities;

■  The rate of inflation increases;

■  The average life of a mortgage-related security is shortened or lengthened; or

■  Returns are reduced as a result of actively trading the Fund's portfolio.

■  An investment company in which the Fund invests does not achieve its investment objective.

The Fund primarily invests in municipal securities from several states, rather than from a single state. The Fund also is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

National Municipal Bond Fund (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A shares of the Fund, including applicable maximum sales charges, compare to those of the Barclays Capital U.S. 7-Year Municipal Bond Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com. Past performance information is not presented for Class Y shares as no Class Y shares of the Fund had been issued as of December 31, 2012.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  5.85% (quarter ended September 30, 2009)

Lowest  -3.95% (quarter ended December 31, 2010)

National Municipal Bond Fund (continued)

Average Annual Total Returns (For the Periods ended December 31, 2012)	1 Year	5 Years	10 Years
CLASS A
Before Taxes	1.18%	4.70%	4.07%
After Taxes on Distributions	0.71%	4.32%	3.78%
After Taxes on Distributions and Sale of Fund Shares	1.47%	4.22%	3.74%
INDEX
Barclays Capital U.S. 7-Year Municipal Bond Index Index returns reflect no deduction for fees, expenses, or taxes.	4.20%	6.21%	5.03%

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Paul A. Toft is the Chief Investment Officer (Municipal Investments) of the Adviser, and is the Lead Portfolio Manager of the Fund. He has been a Portfolio Manager of the Fund since 1994.

Patrick D. Grady is a Senior Portfolio Manager with the Adviser. He has been a Portfolio Manager of the Fund since 2012.

National Municipal Bond Fund (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined NAV after the Fund receives your request in good order.

Tax Information

The Fund's dividend distributions are intended to be exempt from federal income tax, but may be subject to state and local taxes. A portion of the dividends you receive may be subject to federal and state income taxes and also may be subject to the federal alternative minimum tax. Distributions of capital gains realized on the distribution of the Fund's investments will generally be subject to federal, state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.